SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 11, 2006

                               Delta Apparel, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                   -----------
                          (State or Other Jurisdiction
                                of Incorporation)


         1-15583                                            58-2508794
   -------------------                               -----------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia              30097
-------------------------------------------------          ---------------
   (Address of principal executive offices)                 (Zip Code)


                                 (678) 775-6900
                              --------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                              --------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the folloiwng provisions (see General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation F-D Disclosure

     On Thursday, January 12, 2006 at 3:15 p.m. EST, Robert W. Humphreys, President and CEO, and Herb M. Mueller, Vice President and CFO, will deliver a presentation on behalf of the company at the Integrated Corporate Relations 8th Annual XChange conference held at the Ritz Carlton in Naples, Florida.

     The presentation will be webcast live and archived online in the Investor Relations section of the Company's website at www.deltaapparel.com and at http://www.icr-online.com/conference/webcast.html.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DELTA APPAREL, INC.


Date:  January 11, 2006            /s/ Herbert M. Mueller
                                  -------------------------------------------
                                  Herbert M. Mueller
                                  Vice President and Chief Financial Officer